==========================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
September 25, 2008

PACIFIC COPPER CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	000-52495	98-0504006
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

3430 E. Sunrise Dr. Suite 160
Tucson, AZ 85718
(Address of principal executive offices and Zip Code)

520-989-0032
Toll Free (877) 306-7979
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================

ITEM 7.01	REGULATION FD DISCLOSURES

Pacific Copper Corp has commenced Phase I of the diamond core drilling program at its Venado/Venapai copper oxide project located 45 km northeast of the city of Copiapo, in Atacama Region III, Chile.

The Venado/Venapai project was previously announced as an acquisition on July 8, 2008. The drill program is designed to initially test a mineralized area called Venapai Sur, one of the 4 major targets identified on the 3,600 hectare property. Surface samples from Venapai Sur mineralized zone contain copper oxides and prospectively leachable chalcocite copper and covers an area of roughly two square kilometers. Phase I contemplates close to 1200 meters of diamond core drilling and laboratory analysis of total and leachable copper content.

Pacific Copper’s overall corporate strategy includes a major copper oxide and leachable copper component, involving the acquisition, exploration and development of suitable low-cost, surface mineable, heap leachable projects in northern Chile.

ITEM 9.01	EXHIBITS

(d)	Exhibit No.	Document Description
	99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 25th day of Sept. 2008

Pacific Copper Corp

BY:	_/s/ Andrew Brodkey________________________
Andrew Brodkey
Title: President and CEO

Exhibit No.
99.1

September 23, 2008
OTCBB: PPFP

DIAMOND DRILLING STARTED AT THE VENADO/VENAPAI
 COPPER OXIDE PROPERTY (CHILE)

Pacific Copper Corp. (OTCBB: PPFP)(CUSIP # 69412U 10 0) has commenced Phase I of the diamond core drilling program at its Venado/Venapai copper oxide project located 45 km northeast of the city of Copiapo, in Atacama Region III, Chile.

The Venado/Venapai project was previously announced as an acquisition on July 8, 2008. The drill program is designed to initially test a mineralized area called Venapai Sur, one of the 4 major targets identified on the 3,600 hectare property. Surface samples from Venapai Sur mineralized zone contain copper oxides and prospectively leachable chalcocite copper and covers an area of roughly two square kilometers. Phase I contemplates close to 1200 meters of diamond core drilling and laboratory analysis of total and leachable copper content.

Pacific Copper’s overall corporate strategy includes a major copper oxide and leachable copper component, involving the acquisition, exploration and development of suitable low-cost, surface mineable, heap leachable projects in northern Chile.

You can find more detailed information with respect to the company's projects, corporate information and leadership team at the company's website: www.pacificcopper.com

Investor Relations info@pacificcopper.com

Hal Johnston or Mike Parker at 877-306-7979

Should you have any questions or comments, please do not hesitate to contact the Company or our Investor Relations people at the referenced numbers above.

FORWARD-LOOKING STATEMENTS: This news release contains certain "forward-looking statements" to the effect that certain events or conditions "may" or "will" occur.  Any estimate of potential mineralized material is a forward looking statement.  Forward-looking statements are based on the opinions and estimates of management at the date the statements are made based upon information available to management, and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those projected in the forward-looking statements.  These factors include the inherent risks involved in the exploration and development of mineral properties, the uncertainties involved in interpreting drilling results and other ecological data, the uncertainties related to third-party reports that have not been confirmed by management or the Company, and other factors.  The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change.  The reader is cautioned not to place undue reliance on forward-looking statements.